UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CHRISTOPHER & BANKS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHRISTOPHER & BANKS CORPORATION
2400 Xenium Lane North
Plymouth, Minnesota 55441

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2006

The Annual Meeting of Shareholders of Christopher & Banks Corporation (the “Company”) will be held on Wednesday, July 26, 2006, at 200 South Sixth Street, Suite 4000, U.S. Bank Plaza, Minneapolis, Minnesota. The meeting will convene at 3:00 p.m., Central Time, for the following purposes:

1.                 To elect one Class 3 director to serve a three-year term;

2.                 To approve the Company’s 2006 Equity Incentive Plan for Non-Employee Directors;

3.                 To approve the Company’s 2006 Senior Executive Incentive Plan;

4.                 To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 3, 2007; and

5.                 To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 30, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.

For the Board of Directors,

Joseph E. Pennington Chief Executive Officer

June 15, 2006

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A postage-paid envelope is enclosed for this purpose. The proxy is solicited by management and may be revoked or withdrawn by you at any time before it is exercised.

CHRISTOPHER & BANKS CORPORATION

2400 Xenium Lane North
Plymouth, Minnesota 55441

PROXY STATEMENT

Annual Meeting of Shareholders — July 26, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of Christopher & Banks Corporation (the “Company”) in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held on Wednesday, July 26, 2006, at 3:00 p.m. Central Time, at 200 South Sixth Street, Suite 4000, U.S. Bank Plaza, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about June 15, 2006.

The close of business on May 30, 2006 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company’s outstanding voting securities consisted of 36,782,116 shares of common stock, par value $.01 per share (the “Common Stock”). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date. The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried. Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting. In addition, although broker “non-votes” will be counted for purposes of attaining a quorum, they will have no effect on the vote. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the election of directors and ratification of auditors, but not on non-routine matters such as the approval of the Company’s 2006 Equity Incentive Plan for Non-Employee Directors or the Company’s 2006 Senior Executive Incentive Plan.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

PROPOSAL ONE

ELECTION OF CLASS 3 DIRECTOR

General

The Company’s Certificate of Incorporation provides that the Board of Directors be divided into three classes of directors of as nearly equal size as possible. The Company’s Bylaws further provide that the total number of directors will be determined exclusively by the Board of Directors. Directors are elected for a term of three years and the terms are staggered. James J. Fuld, Jr. is the director in the class whose term expires at the Meeting. The Board of Directors has nominated and recommended that Mr. Fuld be re-elected as a Class 3 director, to hold office until the 2009 Annual Meeting of Shareholders and until his successor is duly elected and qualified. The Board has no reason to believe that the nominee of the Board will be unavailable or unable to serve as a director if elected.

There is no family relationship among the nominee or between the nominee and any of the Company’s other directors.

The Board of Directors engaged the services of a third-party executive search firm to identify and recommend a new Board member in fiscal 2006. The search culminated with the appointment of Robert B. Mang as a Class 1 director by the Board of Directors in November 2005.

Voting Information

Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Mr. Fuld. The affirmative vote of a plurality of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect the nominee. A shareholder submitting a Proxy may vote for the nominee for election to the Board of Directors or may withhold his or her vote from such nominee. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF A DIRECTOR, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF THE NOMINEE. The nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company’s Certificate of Incorporation does not provide for cumulative voting and requires that each director be elected by a plurality of the voting power of the shares represented and entitled to vote on such matter at the Meeting.

The Board of Directors recommends a vote FOR the election of the nominee as a Class 3 Director.

The table below gives certain information concerning the nominees and other directors:

Name	Age	Nominee or Continuing Director in Term	Director Since

James J. Fuld, Jr.	58	Director, nominee with term expiring in 2006	1986

Anne L. Jones	60	Director with term expiring in 2007	2000

Robert Ezrilov	61	Director with term expiring in 2007	2001

Robert B. Mang	60	Director with term expiring in 2007	2005

Joseph E. Pennington	60	Director with term expiring in 2008	1999

Larry C. Barenbaum	59	Director with term expiring in 2008	1992

Donald D. Beeler	70	Director with term expiring in 2008	1992

Nominee and Directors

Class 3 Nominee

James J. Fuld, Jr. has served as a director of the Company since 1986. From November 1986 to December 1990, he served as Secretary of the Company. Since December 1979, Mr. Fuld has been the Chairman, President and sole shareholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm which focuses on retail and consumer product companies. Mr. Fuld served for approximately one year as the non-employee Chairman of the Board of J. Silver Clothing, Inc., a retailer, which filed under the United States Bankruptcy Code on February 25, 2005.

Class 2 Directors

Joseph E. Pennington has served as Chief Executive Officer of the Company since December 2005. He has served as a director of the Company since September 1999. Mr. Pennington was President and Chief Operating Officer of the Company from September 1999 to December 2005. From March 1998 through August 1999, Mr. Pennington was Executive Vice President and Chief Operating Officer of the Company, and from February 1997 through February 1998, he was a Vice President of the Company. From April 1996 through January 1997, Mr. Pennington was self-employed, providing consulting services to retail companies, including the Company. Mr. Pennington was President and Chief Executive Officer of American Specialty Corp., d/b/a the id, from June 1994 through March 1996. From January 1990 through May 1994, he was a Vice President of the id. From 1976 through 1989, Mr. Pennington held various positions with Foxmoor Stores, including Vice President from 1984 through 1989.

Larry C. Barenbaum was named Chairman of the Company’s Board in December 2005. He has served as a director of the Company since March 1992, and he has served as lead director since January 2004. Since November 1991, Mr. Barenbaum has engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industries. From 1986 to November 1991, Mr. Barenbaum was Chairman and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970. Mr. Barenbaum serves on the Board of Directors of Lakes Entertainment, Inc.

Donald D. Beeler has served as a director of the Company since March 1992. From 1986 to October 1999, Mr. Beeler was Chairman and Chief Executive Officer of Snyder’s Drug Stores, Inc. (“Snyder’s”), a Minneapolis-based retailer which operated a chain of 56 stores. In addition, Snyder’s operated a wholesale program, by contract, which supplied over 800 independent retailers in the United States. In October 1999, Snyder’s was sold to Katz Enterprises, Inc. and Mr. Beeler retired.

Class 1 Directors

Anne L. Jones has served as a director of the Company since January 2000. From 1979 to the present, Ms. Jones has served as Chief Executive Officer of Jones Consulting Group, Inc., an organizational development consulting firm. In 2000, Ms Jones partnered to form BancPlan LLC and developed an internet-based strategic assessment tool assisting community banks in the strategic planning process. Ms. Jones served as President of BancPlan LLC from 2000 to 2005. Prior thereto, Ms Jones served in various sales and product development capacities with IBM from 1968 to 1979. Ms. Jones serves on the Board of Directors of Ebenezer Society, Minneapolis, Minnesota and the Jones Family Foundation, Red Wing, Minnesota.

Robert Ezrilov has served as a director of the Company since August 2001. From May 2002 to the present, Mr. Ezrilov has served in various capacities, most recently as Chief Executive Officer of Cogel Management Co., an investment management company. From April 2001 to May 2002, Mr. Ezrilov served as an independent consultant. From July 1997 to April 2001, Mr. Ezrilov served as President of Metacom, Inc., a company that sold prerecorded music on interactive displays. Mr. Ezrilov was self-employed as a business consultant from April 1995 to July 1997. Prior to April 1995, he was a partner with Arthur Andersen LLP, which he joined in 1966. Mr. Ezrilov also serves on the Board of Directors of C. H. Robinson Worldwide, Inc., a transportation service provider and Zomax Incorporated, an international outsource provider of process management services.

Robert B. Mang has served as a director of the Company since November 2005. From 2000 to 2004, Mr. Mang served as Chairman and Chief Executive Officer of Galyan’s Trading Company, Inc. From 1997 to 2000, Mr. Mang was Chief Executive Officer of Monet Group, Inc., a designer and marketer of branded fashion jewelry sold through department stores. Prior to joining Monet Group, Mr. Mang had more than 20 years of retail experience, including Vice Chairman of DFS Group and Chief Executive Officer or President positions with Woodward & Lothrop/John Wanamaker, The Bon Marche and Broadway Southwest.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Principles; Code of Ethics

The Board of Directors is elected by the shareholders to oversee our business and affairs. Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of management and by attending Board and Board committee meetings. In addition, the Board advises management regarding a broad range of subjects, including the Company’s strategies and operating plans.

The Board believes in the value of effective corporate governance and adherence to high ethical standards. As such, the Board has adopted Corporate Governance Guidelines and the Christopher & Banks Code of Business Conduct and Ethics, both of which may be viewed on our web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link. The Code of Business Conduct and Ethics applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, and principal accounting officer. The Code of Business Conduct and Ethics addresses such topics as conflicts of interest;

compliance with laws, rules and regulations; accounting records and financial statements; reporting illegal/unethical behavior and insider trading.

Director Independence

Our Corporate Governance Guidelines provide that a majority of the directors of the Company shall meet the criteria for independence in accordance with the requirements of the New York Stock Exchange (“NYSE”) corporate governance rules. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director or director nominee does not have a material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company).

The Board has conducted a review of director independence. As a result of this review, the Board determined that six of the seven current directors (including the director being nominated for re-election at the annual meeting ) are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines. The independent directors are Mr. Barenbaum, Mr. Beeler, Mr. Ezrilov, Mr. Fuld, Ms. Jones and Mr. Mang. Mr. Pennington is considered an inside director because of his employment as Chief Executive Officer of the Company.

Lead Director

In 2004, the Board created a lead director position with the primary responsibility to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. Larry Barenbaum has served in the position of lead director since it was created.

Executive Sessions

During fiscal 2006, the non-management directors met in executive sessions without management on five occasions. Mr. Barenbaum presided over these executive sessions as the lead director.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for non-employee directors. By the first anniversary of the date he or she joined the Company’s Board of Directors, each director is expected to achieve and maintain stock ownership of 5,000 shares, and by the second anniversary, each director is expected to achieve and maintain stock ownership of 10,000 shares. Non-employee directors are required to meet this threshold by December 31, 2006, except for Mr. Mang who was appointed in November 2005.

The Board established the following stock ownership guidelines for the Company’s executive officers in February 2006: (a) The CEO and President must hold a minimum of common stock equivalent to 2x their annual salary; (b) Executive and Senior Vice Presidents must hold a minimum of common stock equivalent to 1x their annual salary; and (c) Vice Presidents must hold a minimum of common stock equivalent to .5x their annual salary. All current executives, as well as those hired or promoted, shall have a period of three years to comply with these guidelines.

Term/Age Limits

The Board does not believe it is advisable to establish arbitrary term limits on directors’ service. The Board has a mandatory retirement age under which the director must complete their term before age 73. As part of its responsibilities, the Nominating and Corporate Governance Committee shall evaluate each incumbent director’s qualifications, performance and ability to continue to contribute productively before recommending the nomination of that director for an additional term.

Newly Created Directorships and Vacancies

The Company’s Articles of Incorporation provide that newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Limitation on Board Service

No member of the Board shall simultaneously serve on the boards of directors of more than three public companies other than the Company. A director shall notify the Chairman of the Board prior to becoming a director of another public company in order to avoid potential conflicts of interest and to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as a director of the Company. In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director’s ability to carry out his or her responsibilities as a director of the Company, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

Meeting Attendance

Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. Five of our directors attended the 2005 annual meeting. During the fiscal year ended February 25, 2006, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors and all committees of the Board on which he or she served.

Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees has a written charter which may be viewed on our Web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link. The charters include information regarding the committees’ composition, purpose and responsibilities.

The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors as defined under the NYSE corporate governance rules.

The following table summarizes the membership of the Board and each of its Committees.

Director	Board	Audit	Compensation	Corporate Governance and Nominating

Mr. Barenbaum	Chairman	Member		Member
Mr. Beeler	Member	Member	—	Member
Mr. Ezrilov	Member	Chair	—	Member
Mr. Fuld	Member	—	Member	Chair
Ms. Jones	Member	—	Chair	Member
Mr. Mang	Member		Member	Member
Mr. Pennington	Member	—	—	—

Audit Committee

The Audit Committee oversees the accounting and financial reporting process, the internal control function and the audit of the financial statements of the Company. The Audit Committee is directly responsible for the selection of the independent accountants and reviews the scope and results of the annual audit and any accompanying reports of the independent auditors. The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. Mr. Ezrilov is the chairman of the Audit Committee. All members are “financially literate” for purposes of the NYSE listing standards. Additionally, Mr. Ezrilov qualifies as a “financial expert” as defined in the SEC rules. Members serving on the Audit Committee do not currently serve on the audit committee of more than three other public companies. The Audit Committee held five meetings during the fiscal year ended February 25, 2006.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer, determines the compensation for executive officers of the Company and establishes the Company’s compensation policies and practices. The Compensation Committee also approves stock option grants to employees of the Company, including officers who are not directors of the Company, pursuant to the Company’s Stock Option Plan. Ms. Jones is the Chairman of the Compensation Committee. The Compensation Committee held nine meetings during the fiscal year ended February 25, 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and presents qualified persons for election and re-election to the Board of Directors, establishes and monitors compliance with the Company’s Corporate Governance Guidelines, and oversees an annual review of the Board’s performance by its members. Mr. Fuld is the chairman of the Committee. The Committee will consider qualified director nominees recommended by shareholders. The process for receiving and evaluating Board member nominations from shareholders is described below under the caption “Nominations”. The Corporate Governance and Nominating Committee held four meetings during the fiscal year ended February 25, 2006.

Compensation Committee Interlocks and Insider Participation

The current members of the Company’s Compensation Committee are Anne E. Jones, James J. Fuld, Jr., and Robert B.Mang. Neither Ms. Jones nor Mr. Mang has at any time been an officer or employee of the Company. Mr. Fuld served as Secretary of the Company from November 1986 to December 1990.

Director Nominations

The Nominating and Corporate Governance Committee is the standing committee responsible for identifying and recommending nominees for election to the Board of Directors.

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must exhibit strong personal integrity, character, ethics, and judgment. When evaluating prospective candidates, the Committee will consider, in accordance with its charter, such factors as:

•                    The candidate’s business skills and experience

•                    The candidate’s satisfaction of independence and qualification requirements of the NYSE

•                    Principles of diversity

•                    The mix of directors and their individual skills and experiences

•                    Core competencies that should be represented on the Board

When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee assesses the contributions of those directors, their performance and attendance at Board and respective Committee meetings.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by shareholders. Any shareholder wishing to propose a nominee should submit in writing the names and required supporting information described below to: Corporate Secretary, Christopher & Banks Corporation, 2400 Xenium Lane North, Plymouth, MN 55441. Such recommendation must contain certain information about the person whom the shareholder proposes to nominate and the shareholder giving the notice, including the name, age, address, occupation, and number of shares of Common Stock beneficially owned by the proposed nominee and the name, address and number of shares of Common Stock beneficially owned by such shareholder, together with a description of the proposed nominee’s qualifications, other relevant biographical data, and the written consent of the proposed nominee to serve, if elected. Section 11 of Article I of the Company’s Bylaws provides that, in order for a shareholder to nominate a person for election to the Board of Directors at an annual meeting of the Company, such shareholder must be a shareholder of record on the date the notice described above is given and on the record date for the annual meeting, and must have given timely prior written notice to the Corporate Secretary of the Company.

All the director candidates, including those recommended by shareholders, are evaluated on the same basis. The Nominating and Corporate Governance Committee will review any candidate recommended by the shareholders of the Company in light of the Committee’s criteria for selection of new directors. As part of this responsibility, the Committee shall be responsible for conducting, subject to applicable law, any inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate’s compliance with the independence and other qualification requirements established by the Committee in accordance with the Company’s Corporate Governance Guidelines.

The Company’s Nominating and Corporate Governance Committee is also authorized, at the Company’s expense, to retain search firms to identify candidates and perform “background reviews” of potential candidates. The Committee provides guidance to search firms it retains about the particular qualifications the Board is then seeking.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the 2006 annual meeting. The Nominating and Corporate Governance Committee will consider whether to nominate any person nominated by a shareholder pursuant to the provisions set forth in the Bylaws of the Company relating to director nominations. In order to provide adequate time to duly consider a nominee for the 2007 annual meeting, the Company’s Bylaws specify a shareholder’s notice of nomination must be delivered to the Company not less than sixty days (60 days prior to July 26, 2007) nor more than ninety days (90 days prior to July 26, 2007) prior to the anniversary of the preceding year’s annual meeting. In the event the date of the 2007 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2006 annual meeting, the Company will announce the 2007 annual meeting date and the dates by which nominations must be received in a press release or its Quarterly Report on Form 10-Q.

Interested Party Communications with the Board of Directors

The Board of Directors has implemented a process by which our shareholders or interested parties may send written communications to the Board’s attention. Any shareholder or interested party desiring to communicate with our Board, our Chairman of the Board or one or more of our other non-management directors, may send a letter addressed to:

Christopher & Banks Board of Directors
c/o Christopher & Banks Corporation
2400 Xenium Lane North
Plymouth, Minnesota 55441.

The Board of Directors has instructed the Company to promptly forward all communications so received to the full Board or the individual board members specifically addressed in the communication. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

PROPOSAL TWO

PROPOSAL TO APPROVE ADOPTION OF THE
2006 EQUITY INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

On May 25, 2006, the Board of Directors approved the Christopher & Banks Corporation 2006 Equity Incentive Plan For Non-Employee Directors (the “2006 Director Plan”), subject to approval by the Company’s shareholders. A copy of the 2006 Director Plan is attached hereto as Appendix A. The 2006 Director Plan will replace the Christopher & Banks Corporation 2002 Non-Employee Director Stock Option Plan which is expected to have no reserved shares remaining available for grant on or shortly after the Meeting. The Board believes that granting fairly-priced stock options, restricted stock awards and other awards to non-employee directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enable the Company to attract and retain qualified directors. The Board therefore recommends that all shareholders vote in favor of the 2006 Director Plan.

The 2006 Director Plan permits stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards and stock appreciation rights.

Description of 2006 Equity Incentive Plan for Non-Employee Directors

A general description of the material features of the 2006 Director Plan follows, but this description is qualified in its entirety by reference to the full text of the 2006 Director Plan, a copy of which is attached as Appendix A.

General.   On May 25, 2006, the Company adopted the 2006 Equity Incentive Plan for Non-Employee Directors. Under the 2006 Director Plan, the Board or one or more Committees appointed by the Board may award nonqualified stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards or stock appreciation rights (collectively referred to as an “Award” or “Awards”) to non-employee directors (the “Participants”) of the Company or any Subsidiary of the Company.

Shares Available.   The total number of shares of the Company’s Common Stock available for grants of Awards to Participants directly or indirectly under the 2006 Director Plan shall be Three Hundred Thousand (300,000) shares of Common Stock. If any Awards granted under the 2006 Director Plan expire or terminate prior to exercise or otherwise lapse, the shares subject to such portion of the Award are available for subsequent grants of Awards. If shares of previously-owned stock that the Participant has owned for at least six months are used to pay the exercise price under any Award, an equivalent number of such shares will continue to be reserved and available for Awards granted under the Plan.

The total number of shares and the exercise price per share of common stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of the Participants’ interests in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

Administration and Types of Awards.   The 2006 Director Plan may be administered by the Board or one or more Committees appointed by the Board (the “Administrator”). Any committee appointed by the Board to administer the 2006 Director Plan shall consist of at least two “non-employee” directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). The Administrator has broad powers to administer and interpret the 2006 Director Plan, including the authority: (i) to establish rules for the administration of the 2006 Director Plan; (ii) to select the Participants in the 2006 Director Plan; (iii) to determine the types of Awards to be granted and the number of shares covered by such Awards; and (iv) to set the terms and conditions of such Awards. All determinations and interpretations of the Administrator are binding on all interested parties.

Options.   Options granted under the 2006 Director Plan must be “nonqualified” stock options that do not qualify for special tax treatment under Section 422 of the Internal Revenue Code (“I.R.C.”) relating to “incentive” stock options. No stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the stock option is granted. The fair market value of the Company’s Common Stock was $25.79 on May 25, 2006.

The term during which any stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Participants generally must pay for shares upon exercise of options with cash, certified check or, if permitted by the Administrator, previously-owned shares of Common Stock of the Company that the Participant has owned for at least six months prior to the exercise of the option, valued at the stock’s then “fair market value” as defined in the 2006 Director Plan. A stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect that a Participant’s termination of as a director with the Company or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2006 Director Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

Restricted Stock and Restricted Stock Unit Awards.   The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock award granted under the 2006 Director Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish achievement of performance criteria, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Each restricted stock unit represents the right to receive cash or shares of the Company’s Common Stock, or any combination thereof, at a future date, subject to continued employment, achievement of performance criteria, vesting or other conditions as determined by the Administrator.

Since future grants of restricted stock awards and restricted stock unit awards are subject to the discretion of the Administrator, future awards to eligible Participants cannot be determined at this time.

Performance Share Awards and Performance Units Awards.   The Administrator is also authorized to grant performance share and performance unit awards. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company’s Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if the certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by a Participant except by will or the laws of descent and distribution.

The grants of performance share and performance unit awards under the 2006 Director Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

Stock Appreciation Rights.   A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company’s Common Stock, over (ii) a specified exercise price. The specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by a Participant except by will or the laws of descent and distribution. Since the grants of stock appreciation rights under the 2006 Director Plan are subject to the Administrator’s discretion, future grants to eligible Participants cannot be determined at this time.

Amendment.   The Board of Directors may terminate or amend the 2006 Director Plan, except that the terms of Award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the 2006 Director Plan to increase the total number of shares of common stock available for issuance under the 2006 Director Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the 2006 Director Plan without the approval of the Company’s shareholders if such approval is required to comply with the Internal Revenue Code (“I.R.C.”). or other applicable laws or regulations.

Federal Income Tax Matters

Options.   “Nonqualified” stock options granted under the 2006 Director Plan are not intended to and do not qualify for favorable tax treatment available to “incentive” stock options under I.R.C. Section 422. Generally, no income is taxable to the Participant (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income.

Restricted Stock Awards.   Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a “Section 83(b)” election, the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income.

Restricted Stock Unit Awards.   A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or cash received in the year that the restricted stock units vest. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income.

Performance Share and Performance Unit Awards.   A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the Participant receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income.

Stock Appreciation Rights.   Generally, a Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income.

Board Recommendation and Shareholder Vote Required

The Board of Directors recommends a vote FOR approval of the 2006 Equity Incentive Plan for Non-Employee Directors.   Approval of the 2006 Equity Incentive Plan for Non-Employee Directors requires the affirmative vote by a majority of the shares of Common Stock present in person or represented by proxy and voted at the Meeting. Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

PROPOSAL THREE

APPROVAL OF CHRISTOPHER & BANKS CORPORATION
2006 SENIOR EXECUTIVE INCENTIVE PLAN

Background

The shareholders are being asked to approve the Company’s 2006 Senior Executive Incentive Plan (“Incentive Plan”). The Incentive Plan is designed to provide senior executives with financial incentives to meet or exceed pre-determined financial goals of the Company. Exceeding the profit performance goal results in a larger incentive award payment for each participant, and failure to achieve the profit performance goals will substantially reduce or eliminate the incentive award payment.

Compensation paid under the Incentive Plan is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“the Code”). Under Section 162(m), the federal income tax deductibility of compensation paid to any of the Company’s Chief Executive Officer or its next four most highly compensated executive officers (the “covered employees”) may be limited to the extent that it exceeds $1,000,000 in any one year. However, the Company can continue to deduct compensation in excess of that amount if the compensation qualifies as “performance-based compensation.” In order that the Company might continue to provide incentive compensation to its executive officers and continue to receive a federal income tax deduction for the payment of such compensation, the Incentive Plan, as described below, is being submitted to shareholders for their approval. By approving the Incentive plan, the shareholders will be approving, among other things, the participant eligibility requirements, the performance criteria on which awards are based and the maximum dollar amount of compensation that may be paid to any participant under the Incentive Plan in any fiscal year.

The following summary of the Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, a copy of which is attached hereto as Appendix B. Eligible participants in the Incentive Plan are the Chief Executive Officer and the senior executive officers of the Company. The Compensation Committee establishes a profit performance goal for each fiscal year and a threshold below which no incentive award is payable.

For purposes of the Incentive Plan, “profit performance goal” means adjusted pretax earnings of the Company prior to the accrual of the incentive awards and excluding extraordinary, unusual or nonrecurring items as determined by the Compensation Committee. The individual profit goals will be adopted by the Compensation Committee in its sole discretion with respect to each performance period no later than the latest time permitted by Section 162(m) of the Code.

In setting the performance goals for a fiscal year, the Compensation Committee will establish an earnings threshold, below which no incentive will be paid. The payout levels for differing positions and performance results will be established by the Compensation Committee for each fiscal year, with payouts increasing only as performance increases. After the end of each fiscal year, and prior to any payment made under the Incentive Plan, the Compensation Committee must certify in writing the extent to which the performance goals were achieved or exceeded.

Under the Incentive Plan, all awards are paid in cash. The Compensation Committee will have no discretion or authority to increase the amount of an incentive award paid to an executive officer under the Incentive Plan in excess of the amount determined under the incentive award formula applicable to such participant. In addition, the maximum award payable to any individual participant under the Incentive Plan for any fiscal year may not exceed two and one-half million dollars ($2,500,000). If a participant’s employment with the Company is terminated, unless by death or disability prior to the end of a fiscal year, the participant will not be entitled to receive payment of an award for that fiscal year. If a participant’s employment terminates prior to the end of the fiscal year due to death or disability, the Company will pay a pro rata portion of the incentive award payment that the participant would have otherwise received for such fiscal year.

The Compensation committee may amend the Incentive Plan at any time subject, however, to any shareholder approval required under Section 162(m) in order that awards made to the participants thereunder remain eligible as deductible expense to the Company for federal tax purposes.

Proforma Benefits Under Incentive Plan

Since payments under the Incentive Plan are determined by comparing actual performance to the performance goals established by the Compensation Committee, it is not possible to accurately predict the amount of incentives that will be paid under the Incentive Plan. The following table shows the awards that would be payable to the persons likely to be named in the 2007 Summary Compensation Table assuming that the performance goals established by the Compensation Committee for fiscal 2007 are 100% achieved.

Name	Position	Incentive Amount

Joseph E. Pennington	Chief Executive Officer	$338,000

Matthew P. Dillon	President and Chief Merchandising Officer	$308,750

Andrew K. Moller	Executive Vice President and Chief Financial Officer	$204,750

Monica L. Dahl	Executive Vice President and Chief Operating Officer	$162,500

Kim A. Decker	Senior Vice President Store Operations	$146,250

Board Recommendation and Shareholder Vote Required

The Board of Directors recommends a vote FOR approval of the Company’s 2006 Senior Executive Incentive Plan.   Approval of the Company’s 2006 Senior Executive Incentive Plan requires the affirmative vote by a majority of the shares of Common Stock present in person or represented by proxy and voted at the Meeting. Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Company’s Audit Committee selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 3, 2007. PricewaterhouseCoopers LLP has audited the Company’s financial statements since 1991. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise; however, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table sets forth the aggregate fees billed to the Company for fiscal 2006 and fiscal 2005 by PricewaterhouseCoopers LLP:

	Fiscal 2006	Fiscal 2005
Audit Fees	$357,032	$579,591
Audit-Related Fees	17,429	13,559
Tax Fees	—	—
All Other Fees	—	—

Total	$374,461	$593,150

Audit Fees consist of professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of interim financial statements included in quarterly reports. The fees include amounts associated with the Sarbanes-Oxley Section 404 attestation.

Audit-Related Fees consist of professional services rendered in connection with employee benefit plan audits, S-8 filing reviews, employment related agreements and consultations on accounting issues.

Tax Fees.   The Company did not engage PricewaterhouseCoopers LLP to render professional services in connection with tax compliance or tax planning.

All Other Fees relate to services rendered that were not included in the above categories.

All audit-related services in fiscal 2006 were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Board Recommendation and Shareholder Vote Required

The Board of Directors recommends a vote FOR ratification of the selection of the independent registered public accounting firm.   Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock present in person or represented by proxy and voted at the Meeting. Shares held by persons who abstain from voting on the proposal will not be counted for any purpose in determining whether this matter has been approved.

AUDIT COMMITTEE REPORT

Under the Charter of the Audit Committee of the Board of Directors, the Audit Committee is responsible for assisting the Board of Directors in the oversight of the accounting and financial reporting processes of the Company and its subsidiaries. In particular, the Audit Committee assists the Board of Directors in overseeing (i) the integrity of the Company’s financial statements and the effectiveness of the Company’s systems of internal accounting and financial controls, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent registered public accounting firm, (iv) the performance of the Company’s internal audit function and independent registered public accounting firm and (v) the annual independent audit of the Company’s financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm retained by the Company.

The Audit Committee of the Board of Directors of the Company consists of three non-employee directors who are “independent” as defined in the corporate governance listing standards of the NYSE. The Audit Committee operates under a written charter, which is posted on the Company’s Web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link. No member of the Audit Committee is, or has been within the last three years, an officer of the Company or employed or affiliated with PricewaterhouseCoopers LLP. No member of the Audit Committee has any relationship with the Company that, in the opinion of the Board of Directors, would interfere with his independence from management and the Company.

As more fully described in its charter, the Audit Committee appoints and retains the Company’s independent registered public accounting firm and oversees the quality and integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and the Company’s financial reporting processes on behalf of the Board. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

In carrying out its oversight responsibilities, the Audit Committee is not itself responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. The Audit Committee recognizes that management has the responsibility for the Company’s financial statements and the Company’s independent registered public accounting firm has the responsibility to audit such financial statements in accordance with generally accepted auditing standards.

Audit Committee Activities

In discharging its oversight responsibilities, the Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Company’s independent auditors also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed the independence of PricewaterhouseCoopers LLP with representatives of that firm. The Audit Committee also considered whether the provision of any nonaudit services was compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. The Audit Committee also reviewed with PricewaterhouseCoopers LLP and management significant developments in accounting rules.

Based upon the Committee’s discussion with management and PricewaterhouseCoopers LLP and the Committee’s review of the representations of management and the report of PricewaterhouseCoopers LLP, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended February 25, 2006 filed with the Securities and Exchange Commission.

Members of the Audit Committee

Robert Ezrilov, Chairman
Larry C. Barenbaum
Donald D. Beeler

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of May 30, 2006:  (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption “Executive Compensation;” (ii) by each director; (iii) by all directors and executive officers of the Company as a group; and (iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock.

Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned

Officers and Directors (1)
Joseph E. Pennington	638,974	(2)	1.7%
Ralph C. Neal	289,997	(2)	*
Matthew P. Dillon	44,600	(2)(3)	*
Andrew K. Moller	445,942	(2)(3)	1.2%
Kathryn R. Gangstee	172,500	(2)	*
William J. Prange	564,737	(2)	1.5%
Larry C. Barenbaum	91,470	(2)	*
Donald D. Beeler	71,970	(2)	*
Robert Ezrilov	129,940	(2)	*
James J. Fuld, Jr.	128,946	(2)	*
Anne L. Jones	153,074	(2)	*
Robert B. Mang	9,000	(2)
All directors and executive officers as group (12 persons)	2,741,150	(2)	7.1%

5% Shareholders
Columbia Wanger Asset Management, L.P.	5,304,250	(4)	14.4%
T. Rowe Price Associates, Inc.	3,864,142	(5)	10.5%
Snow Capital Management, L.P.	3,344,851	(6)	9.1%
Wellington Management Company, LLP	2,404,430	(7)	6.5%

*Less than 1%

(1)       The business address for all individuals is 2400 Xenium Lane North, Plymouth, MN 55441.

(2)                      Includes the following number of shares purchasable by the indicated individuals and group within 60 days from the date hereof pursuant to the exercise of outstanding stock options:  Mr. Pennington, 344,538 shares; Mr. Neal, 270,000 shares; Mr. Dillon, 20,000; Mr. Moller, 112,000 shares; Ms. Gangstee, 142,500 shares; Mr. Prange, 390,500 shares; Mr. Barenbaum, 61,470 shares; Mr. Beeler, 61,970 shares; Mr. Ezrilov, 119,940 shares; Mr. Fuld, 91,970 shares; Ms. Jones, 129,940 shares; Mr. Mang, 9,000 shares; and all directors and executive officers as a group, 1,753,828 shares.

(3)                      Includes the following shares of restricted stock that are subject to future vesting conditions and therefore cannot be transferred:  Mr. Dillon, 11,934 shares; and Mr. Moller, 2,800 shares.

(4)                      According to the Schedule 13G filed on February 14, 2006 with the SEC, Columbia Wanger Asset Management,  L.P. is an investment advisor which acquired the shares on behalf of its clients, including Columbia Acorn Trust. Columbia Wanger Asset Management, L.P. and its general partner, WAM Acquisition GP, Inc., share voting and dispositive power over 5,304,250 shares. The address of Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(5)                      According to the Schedule 13G filed on February 14, 2006 with the SEC, T. Rowe Price Associates, Inc. is an investment advisor to T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Associates, Inc. has sole voting power over 777,775 shares and sole dispositive power over 3,864,142 shares. T. Rowe Price New Horizons Fund, Inc. has sole voting power over 2,000,000 shares. The address of T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. is 100 East Pratt Street, Baltimore, MD 21202

(6)                      According to the Schedule 13G filed on January 23, 2006 with the SEC, Snow Capital Management, L.P. has sole voting and dispositive power over 3,344,851 shares. The address of Snow Capital Management, L.P. is 2100 Georgetowne Drive, Suite 400, Sewickley, PA  15143.

(7)                      According to the Schedule 13G filed on February 14, 2006 with the SEC, Wellington Management Company, LLP has shared voting power over 1,630,630 shares and shared dispositive power over 2,346,230 shares. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA  02109.

DIRECTOR COMPENSATION

Compensation of Directors

Compensation of the Company’s directors is reviewed and determined by the Compensation Committee on an annual basis, with consideration given to industry comparisons of directors’ compensation. A portion of director compensation is linked to the Company’s stock performance in the form of annual stock option grants. Employee directors do not receive compensation for their services as directors.

In fiscal 2006, directors who are not employed by the Company received an annual retainer of $36,000, payable quarterly, plus expenses. In addition, such directors received $1,000 for each meeting attended, with a maximum of $4,000 per year. Committee members received $500 per quarter for each committee on which they served, with a maximum of $2,000 per year. Each committee chairperson received $1,000 per quarter, or $4,000 per year.

On July 27, 2005, the Company granted each director an option to purchase 18,000 shares of Common Stock at $18.79 per share. Such options were granted under the 2002 Non-Employee Director Stock Option Plan.

Effective December 12, 2005, Larry Barenbaum was appointed non-executive Chairman of the Board with annual compensation of $60,000. Mr. Barenbaum was also awarded 2,500 shares of restricted stock.

The Company’s Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Pursuant to these Bylaw provisions, the Company has entered into indemnity contracts with its incumbent directors and certain of its officers.

2002 Non-Employee Director Stock Option Plan

On April 11, 2002, the Board of Directors of the Company adopted the 2002 Non-Employee Director Stock Option Plan (the “2002 Director Plan”), which provides for the granting of options (“Director Options”) to purchase Common Stock to each member of the Board of Directors who is not an employee of the Company (each, a “Non-Employee Director”). The amount, timing and other material terms of the Director Options are fixed under the 2002 Director Plan. The 2002 Director Plan provides that each Non-Employee Director who is serving on the Board of Directors as of the date immediately following each annual meeting of shareholders will receive a Director Option to purchase 18,000 shares of Common Stock. The exercise price of each Director Option will be equal to the fair market value of the underlying shares as of the grant date of such Director Option. The ordinary term of each Director Option is five years, but a Director Option may terminate sooner if the Non-Employee Director ceases to serve on the Board. The aggregate number of shares of the Company’s Common Stock authorized to be issued under the 2002 Director Plan is 315,000, and, as of May 30, 2006, only 36,000 of the authorized shares remained available for grant under the 2002 Director Plan. These remaining shares will be used for the grant of options to the Company’s Non-Employee Directors immediately following the Meeting. Provided that shareholders of the Company approve the 2006 Equity Incentive Plan for Non-Employee Directors (“2006 Director Plan”) described at Proposal Two above, any additional grants of options or other equity incentive awards to the Company’s Non-Employee Directors will be made pursuant to the 2006 Director Plan, and no further grants will be made under the 2002 Director Plan.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Decisions and recommendations regarding the compensation of the Company’s executives are made by a three member Compensation Committee (the “Committee”) composed entirely of “independent” directors as defined in the corporate governance listing standards of the NYSE. The Committee has responsibility to review, establish and change compensation programs for the Company’s officers to most accurately reflect the current needs of the Company and best measure and reward the performances of its executives. The following is a report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the year ended February 25, 2006.

To the Board of Directors:

Executive Compensation Philosophy for Christopher & Banks Corporation

Our philosophy in setting compensation policies for executive officers is to encourage improved performance in order to maximize shareholder value over time. The Compensation Committee sets the Company’s compensation policies applicable to executive officers and recommends to the full Board for approval.

The Committee strongly believes that the key objectives of the Company’s executive compensation program are to attract, motivate and retain executives who drive the Company’s marketplace success and industry leadership. The Company’s compensation programs support these objectives by rewarding individuals for advancing business strategies, linking individuals to continuous improvements in corporate performance and aligning Management’s interests with those of the shareholders. The programs are designed to:

Provide a competitive total compensation package that enables the Company to attract and retain key executive talent;

Maintain a balance between cash and equity-based compensation that puts a significant portion of total compensation at risk, tied both to annual and long-term financial performance of the Company as well as to the creation of shareholder value;

Align all pay programs with the Company’s annual and long-term business strategies and objectives; and

Encourage executives to manage from the perspective of owners with an equity stake in the Company.

Components of Executive Compensation

The compensation program for executive officers consists of cash and equity-based compensation.

Cash:  This includes base salary and any cash incentive or bonus award earned for the year’s performance.

•      Base salary is based on industry competitive surveys, market and industry competition for attracting and retaining executive talent and scope of responsibilities assigned.

•      Annual cash incentives link back to the Company’s performance and individual performance. The annual funding for incentive awards is based on a target level of pretax earnings of the Company. The Compensation Committee reviews the Senior Executive Incentive Plan annually and approves a target level of pretax earnings and payout levels to the executives. For Fiscal Year 2007, a “maximum award” has been set at $2.5 million to any one participant for any performance period.

Long-Term Equity Based Incentives:  The Committee believes the Company equity-based incentives provide executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock.

We believe it is in the best interests of our shareholders for our executive officers to own Company stock. Equity-based incentive awards play an important role within total compensation. Senior executives’ influence on the Company’s successes is significant, and their decisions should be aligned as far as possible with the long-term interest of shareholders.

Stock options and restricted stock awards are intended to closely align executive pay with shareholder interests. The Company’s approach to equity is designed to balance business objectives, retention, competitive market practices and shareholder interests. In fiscal year 2006, the Company approved a long-term incentive plan that awards both stock options and restricted stock to key executives. All stock options are granted at fair market value and generally include graded vesting over three years with a ten-year term. The restricted stock provisions include cliff vesting at the end of three years.

In fiscal year 2006, stock ownership guidelines for executive officers were established to increase their equity stake in the Company and more closely link their interest with those of the shareholders.

The Committee considers the grant of each option and restricted stock subjectively, considering factors such as the Company’s performance, individual performance and competitive compensation packages in the industry.  Awards are made annually.

How Executive Pay Levels are Determined

The Company recently hired an independent compensation consultant to provide advice and counsel to the Committee. Each year, the Committee asks Management to present a proposed compensation plan for each executive officer, along with supporting competitive market data. The Committee then meets in executive session to prepare a recommendation for Board approval. Management’s recommendations and advice from the independent consultant, along with available industry information and comparisons, are considered by the Committee in developing its recommendations to the full Board. The Committee monitors the performance of the Chief Executive Officer and other executive officers throughout the year and provides feedback as appropriate.

Chief Executive Officer’s Fiscal 2006 Compensation

On December 12, 2005, the Company accepted the resignation of William J. Prange from his positions as Chairman, Chief Executive Officer and director, and announced that Joseph E. Pennington, the Company’s President, was named Chief Executive Officer and Larry Barenbaum, the Company’s lead director, was appointed to the position of Chairman of the Board. Also on December 12, 2005, the Company promoted Matthew P. Dillon, the Company’s Chief Merchandising Officer, to President. Since Mr. Prange served as Chief Executive Officer for most of the fiscal year ended February 25, 2006, this report focuses primarily on considerations underlying his compensation.

The Compensation Committee reviews the total compensation for the Company’s Chief Executive Officer annually and is responsible for establishing the compensation level and benefits for the Chief Executive Officer. The Compensation Committee believes that a portion of the target compensation for the Chief Executive Officer should be represented by incentive,  performance-based compensation that is payable only if the Company achieves its financial objectives. As a result, a portion of both Mr. Prange’s and Mr. Pennington’s annual cash compensation and long-term compensation was performance-based.

Salary. Mr. Prange’s fiscal 2006 base salary was established by the terms of his employment agreement, which was entered into with the Company on March 1, 2000 and amended and restated on March 1, 2002. The agreement provided for an annual base salary of $900,000 in fiscal 2006, of which Mr. Prange received $762,923 through the date of his resignation. Mr. Prange’s fiscal 2006 annual base salary did not increase over his fiscal 2005 base salary.

Mr. Pennington’s fiscal 2006 base salary was established by the terms of his employment agreement, which was entered into with the Company on March 1, 2000 and amended and restated on March 1, 2002, September 22, 2005 and April 5, 2006. The agreement provided for an annual base salary of $520,000 in fiscal 2006. Mr. Pennington’s fiscal 2006 annual base salary did not increase over his fiscal 2005 base salary.

Bonus. The annual incentive bonus portion of the Chief Executive’s compensation is awarded under the 2001 Senior Executive Incentive Plan which is based on a formula which compares actual pre-tax, pre-bonus earnings to the Company’s pre-tax, pre-bonus target earnings as determined on an annual basis by the Compensation Committee. Neither Mr. Prange nor Mr. Pennington received a bonus for fiscal 2006.

Stock Awards. Mr. Prange was not granted any stock options in fiscal 2006. On February 7, 2006, Mr. Pennington was granted an option to purchase 18,000 shares of the Company’s Common Stock. The Committee, in determining the size of the award, took into account market data from companies similar to the Company, the number of options previously awarded to Mr. Pennington and the timing of previous awards.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) limits deductions for certain executive compensation in excess of $1,000,000 in any given year. Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent on shareholder approval of the compensation arrangement. The Company believes that it is in the best interests of its shareholders to structure compensation arrangements to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

Members of the Compensation Committee

Anne L. Jones, Chairman
James J. Fuld, Jr.
Robert B. Mang

Summary Compensation Table

The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company, the other four most highly compensated executive officers of the Company and the former Chief Executive Officer.

		Annual Compensation			Long Term Compensation
				Other		Securities
				Annual	Restricted	Underlying	All Others
Name and	Fiscal	Salary	Bonus	Compensation	Stock Award(s)	Options	Compensation
Principal Position	Year	($)	($)	($)(1)	($)(2)	(#)	($)(3)

Joseph E. Pennington	2006	520,000	—	—	—	18,000	11,436
Chief Executive Officer	2005	520,000	—	—	—	—	10,652
	2004	455,000	—	—	—	135,000	9,976

Ralph C. Neal	2006	485,000	—	—	—	—	3,312
Executive Vice President	2005	485,000	—	—	—	—	3,024
of Store Operations	2004	420,000	—	—	—	135,000	2,754

Matthew P. Dillon	2006	342,308	—	—	407,734	73,000	—
President and Chief	2005	—	—	—	—	—	—
Merchandising Officer(4)	2004	—	—	—	—	—	—

Andrew K. Moller	2006	300,000	—	—	54,432	16,500	4,200
Executive Vice President	2005	290,000	—	—	—	—	4,100
and Chief Financial Officer	2004	265,000	—	—	—	60,000	4,000

Kathryn R. Gangstee	2006	244,000	—	—	—	10,000	4,200
Former Senior Vice President	2005	244,000	—	—	—	—	4,100
and Division President(5)	2004	235,000	—	—	—	45,000	3,546

William J. Prange	2006	762,923	—	—	—	—	51,984
Former Chairman and Chief	2005	900,000	—	—	—	—	61,441
Executive Officer(6)	2004	800,000	—	—	—	375,000	61,341

(1)             In accordance with Securities and Exchange Rules, amounts that do not exceed the lesser of $50,000 or 10% of total annual salary and bonus, if any, have been omitted.

(2)             The value of the restricted stock included in the Summary Compensation Table is based on the fair market value on the date of grant. On February 7, 2006, Messrs. Dillon and Moller received awards of restricted stock in the following amounts:  5,600 and 2,800, respectively. These awards were made under the Christopher & Banks Corporation 2005 Stock Incentive Plan and vest, subject to continued employment, on January 7, 2009. On May 2, 2005, Mr. Dillon received an award of 19,000 shares of restricted stock. The award was made under  the Christopher & Banks Corporation 2005 Stock Incentive Plan and vests equally, subject to continued employment, on November 2, 2005, May 2, 2006 and May 2, 2007. Based on the closing price of  the Company’s common stock on February 25, 2006 of $21.02, the value of the restricted stock as of the end of fiscal 2006 for each of the named officers was:  Mr. Dillon, $517,092; and Mr. Moller, $58,856.

(3)             “All Other Compensation” includes the following amounts contributed by the Company during the fiscal year under the Company’s Retirement Savings Plan for each of the named officers: $4,200, $4,100, and $4,000 for Mr. Pennington for 2006, 2005 and 2004, respectively, $4,200, $4,100, and $4,000  for Mr. Moller for 2006,  2005 and 2004, respectively, $4,200, $4,100, and $3,546 for Ms. Gangstee in 2006, 2005 and 2004, respectively and $4,200, $4,100, and $4,000 for Mr. Prange in 2006, 2005 and 2004, respectively.  Life insurance premiums were paid on behalf of each named executive officer in the amount of $7,236 for Mr. Pennington, $3,312 for Mr. Neal and $47,784 for Mr. Prange in 2006, $6,552 for Mr. Pennington, $3,024 for Mr. Neal and $57,341 for Mr. Prange in 2005, and $5,976 for Mr. Pennington,  $2,754 for Mr. Neal and $57,341 for Mr. Prange in 2004.

(4)             Mr. Dillon’s employment began May 2, 2005.

(5)             Ms. Gangstee retired effective May 4 , 2006.

(6)             Mr. Prange resigned effective December 12, 2005.

Option Grants in Fiscal 2006

The following table provides information on stock option grants in fiscal 2006 by the Company to the named executive officers:

		% of
		Total Options				Potential Realizable Value at
		Granted to	Exercise			Assumed Annual Rates of
	Options	Employees	or Base			Stock Price Appreciation for
	Granted	in Fiscal	Price	Expiration		Option Term
Name	(#) (1)	Year (2)	($/sh)	Date		5% ($)	10% ($)
Joseph E. Pennington	18,000	4.0%	$19.45	2/7/16		$220,176	$557,969
Ralph C. Neal	—	—	—	—		—	—
Matthew P. Dillon	40,000	9.0%	$15.74	5/2/15		$395,952	$1,003,420
	33,000	7.4%	$19.45	2/ 7/16		$403,656	$1,022,944
Andrew K. Moller	16,500	3.7%	$19.45	2/7/16		$201,828	$511,472
Kathryn Gangstee	10,000	2.2%	$19.45	2/7/16	(3)	$122,320	$309,983
William J. Prange	—	—	—	—		—	—

(1)             The options granted to Mr. Pennington and the 40,000 options granted to Mr. Dillon vest over 2 years. The options granted to the other executive officers vest over 3 years.

(2)             The Company granted 445,200 options to employees during fiscal 2006.

(3)             Ms. Gangstee retired effective May 4, 2006. Her options expire 90 days from the date of retirement.

Option Exercises and Value of Options at End of Fiscal 2006

The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the value realized upon the exercise of options in fiscal 2006 and the year-end value of unexercised options.

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options at End of		In-the-Money Options
	on	Value	Fiscal 2006 (#)		at End of Fiscal 2006 ($)(2)
Name	Exercise (#)	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph E. Pennington	12,855	$112,510	344,538	63,000	$1,229,147	$149,310

Ralph C. Neal	41,234	$613,087	378,797	45,000	$1,682,812	$121,050

Matthew P. Dillon	—	—	—	73,000	—	$263,010

Andrew K. Moller	—	—	112,000	36,500	$465,139	$79,705

Kathryn R. Gangstee	—	—	142,500	25,000	$974,549	$45,583

William J. Prange	283,324	$2,837,592	750,000	—	$1,008,750	—

(1)             Calculated based on the closing price of the Company’s Common Stock on the exercise date less the exercise price.

(2)             Calculated based on the closing price of the Company’s Common Stock on February 25, 2006 of $21.02.

Employment and Other Agreements

The Company amended and restated its employment agreement with Mr. Pennington. The employment agreement extends the terms of employment for Mr. Pennington to February 28, 2007. Under the employment agreement, the base salary for Mr. Pennington in fiscal 2007 is $520,000.

The Company has entered into an employment continuation agreement with Mr. Pennington. Under the terms of the agreement, Mr. Pennington will resign his position as an officer on February 28, 2007 but will continue his employment with the Company through August 31, 2008. Mr. Pennington shall be paid a total of $360,000 for the 18 month employment continuation period.

The Company amended and restated its employment agreement with Mr. Neal. The employment agreement extended the term of employment for Mr. Neal to April 30, 2006. The agreement provided for a base salary of $485,000 for fiscal 2007 pro rated from March 1, 2006 to April 30, 2006.

The Company entered into an employment continuation agreement with Mr. Neal. Under the terms of the agreement, Mr. Neal resigned his position as an officer on April 30, 2006 but continues his employment with the Company through February 28, 2007. Mr. Neal shall be paid a total of $180,000 for the ten-month employment continuation period.

Mr. Moller is employed under a three-year employment agreement which commenced on March 1, 2004 and provides for a base salary of $315,000 for fiscal 2007.

The foregoing employment agreements provide that each executive is entitled to certain severance benefits in the event that their employment is terminated by the Company “without cause” or by such executive following a “change of control” (both as defined in the employment agreements). Messrs. Pennington and Neal would receive their salary through the remaining term of their employment agreement in the event of termination “without cause.”  Mr. Moller would receive his salary for the longer of (i) the remaining term of the employment agreement or (ii) one year from notice of termination, less any cash compensation earned by the executive by other reemployment during the period. If a change in control shall occur, Messrs. Pennington, Neal and Moller would receive their full base salary for one year in one cash settlement.  Each of the employment agreements contains a covenant not to compete with the Company for (i) the period during which they receive severance benefits in the event of their termination by the Company “without cause” or at their election upon a “change of control,” and (ii) a period of one year in the event of their termination for any other reason. The employment agreements also provide for the immediate vesting of unvested stock options in the event of a change of control.

On December 12, 2005, the Company entered into a separation agreement with William Prange thereby terminating the Amended and Restated Executive Employment Agreement between the Company and Mr. Prange dated March 1, 2002.  Under the terms of the separation agreement, Mr. Prange resigned from his position as Chairman and Chief Executive Officer, however, he is considered an employee of the Company until March 2, 2007. Mr. Prange shall earn, subject to continued employment, an annual base salary of $900,000 from the date of the agreement until March 2, 2007. If Mr. Prange shall secure other employment or a consulting position, the base salary shall be offset and reduced by such other compensation Mr. Prange earns. Mr. Prange shall continue to receive certain health care benefits, life insurance coverage and a monthly car allowance.  He will not be entitled to participate in any bonus or incentive  plans and is not eligible for stock or option awards, however, the vesting of certain stock options was accelerated to the date of the agreement and the exercise period was extended until December 31, 2006. Mr. Prange is subject to a covenant not to compete with the Company for a period of one year.

Bonus Plans

Under the Company’s Senior Executive Incentive Plan and Performance Incentive Award Plan (the “Bonus Plans”) certain key management employees of the Company, including all executive officers, are eligible to receive annual bonuses. Bonuses are based on a formula which compares actual pre-tax, pre-bonus earnings to the Company’s targeted pre-tax, pre-bonus earnings as determined on an annual basis by the Compensation Committee. In the event that actual pre-tax, pre-bonus earnings are less than or equal to the hurdle rate set by the Compensation Committee, no bonuses are paid by the Company. In fiscal 2006, Mr. Pennington, Mr. Neal, Mr. Dillon, Mr. Moller, Ms. Gangstee and Mr. Prange did not earn a bonus.

Section 401(k) Plan

The Company has established a Retirement Savings Plan, a voluntary tax deferred retirement plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “401(k) Plan”). Pursuant to the 401(k) Plan, eligible employees (employed at the Company for more than one year) may elect to contribute up to 25% of their compensation, subject to limitations under the Internal Revenue Code, to the 401(k) Plan. The Company makes matching quarterly contributions of 50% of the first 3% of the participant’s pre-tax contributions and 25% of the next 3% of the participant’s pre-tax contributions. Matching contributions vest at a rate of 25% per year. Neither employee nor Company contributions to the 401(k) Plan are taxable to the employee until such amounts are distributed to the employee, and Company contributions are tax deductible by the Company at the time of contribution. The Company made a contribution for calendar year ended December 31, 2005 in the amount of $541,690, including $4,200 on behalf of each of Mr. Pennington, Mr. Moller, Ms. Gangstee and Mr. Prange.

Equity Compensation Plan Information

The following table provides information regarding the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity  compensation plans as of February 25, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,745,179	$18.40	694,434

Equity compensation plans not approved by security holders	0	0	0
Total	3,745,179	$18.40	694,434

As of May 30, 2006, there were 3,184,128 shares subject to issuance upon exercise of outstanding options or awards under all of our equity compensation plans referred to in the table above, at a weighted average exercise price of $18.94, and a weighted average remaining life of 6.5 years. As of May 30, 2006, there were 694,434 shares available for future issuance under those plans of which 694,434 could be granted as restricted stock or other full value awards.

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total shareholder return on the Common Stock of the Company (C&B) since March 3, 2001 to the cumulative total shareholder return of (i) the S&P 500 Index and (ii) the S&P Apparel Retail Index. The comparisons assume $100 was invested on March 3, 2001 in the Company’s Common Stock, in the S&P 500 Index and the S&P Apparel Retail Index and assumes reinvestment of dividends, if any. The information contained in this graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

	3/3/2001	3/2/2002	3/1/2003	2/28/2004	2/26/2005	2/25/2006
Christopher & Banks Corporation	$100	$159	$84	$165	$147	$186
S&P 500 Index	$100	$92	$68	$93	$98	$104
S&P Apparel Retail Index	$100	$81	$70	$110	$118	$112

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 as amended (the “Securities Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the “Commission”) and the New York Stock Exchange. Such officers, directors and ten percent shareholders are also required by the Commission’s rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended February 25, 2006, all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with, except for Larry Barenbaum, who filed a late Form 4 on two occasions for stock trades, Donald Beeler who filed a late Form 4 on one occasion for a stock option exercise, Ralph Neal who filed a late Form 4 on one occasion for a stock trade, William Prange who filed a late Form 4 on three occasions for stock trades, Robert B. Mang and Kim Decker who each filed a late Form 3, and Joseph Pennington, Matthew Dillon, Andrew Moller, Monica Dahl, Kathryn Gangstee, Jules Rouse, Karen Kinney-McMullan, Kim Westerham, Nancy Scott-Derringer, John Prange, Thomas Guetter, Kim Hlavinka and Michael Lyftogt who each filed a late Form 4 on one occasion for the grant of stock awards.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholders of the Company may submit proposals that they believe should be voted on by the shareholders. The Commission has adopted regulations that govern the inclusion of such proposals in the Company’s proxy materials.

In accordance with Rule 14a-8 under the Exchange Act, any shareholder proposals intended to be presented at the 2007 annual meeting must be received by the Company no later than February 15, 2007 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting.

The Company’s Bylaws provide that, in order for a shareholder to propose any matter for consideration at an annual meeting of the Company other than matters set forth in the Notice of Meeting, such shareholder must have given timely prior written notice to the Corporate Secretary of the Company of such shareholder’s intention to bring such business before the meeting. The Company must receive the notice on or after April 27, 2007 but no later than May 27, 2007 for the notice to be considered timely for the Company’s 2007 annual meeting. In the event the date of the 2007 annual meeting is advanced by more than thirty days or delayed by more than sixty days from the anniversary date of the 2006 annual meeting, the Company will announce the 2007 annual meeting date and the dates by which a notice must be received in a press release or it Quarterly Report on Form 10-Q. Such notice must contain certain information about such business and the shareholder who proposes to bring the business before the meeting, including a brief description of the business the shareholder proposes  to bring before the meeting, the reasons for conducting such business at the annual meeting, the name and address of the shareholder, the class and number of shares of Common Stock beneficially owned by such shareholder, and any material interest of such shareholder in the business so proposed.

CERTIFICATE OF INCORPORATION AND BYLAWS

The Company’s Certificate of Incorporation and Bylaws address key matters affecting shareholder rights, including the following items.

Action by Shareholders and Special Meetings

The Company’s Certificate of Incorporation provides that any action required or permitted to be taken by the shareholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the Board of Directors.

Amendments to Bylaws

The Company’s Bylaws may be amended by vote of the shareholders at any annual meeting or at any special meeting called for the purpose or, except as otherwise provided in the Bylaws or by law, by vote of a majority of the authorized number of directors at any regular or special meeting.

Voting Requirements for Mergers & Business Combinations

Neither the Certificate of Incorporation nor the Bylaws of the Company contain any provisions, often referred to as “supermajority provisions,” that increase the percentage of outstanding shares necessary to approve a merger or other business combination from the percentage otherwise required under the Delaware General Corporation Law.

OTHER MATTERS

A copy of the Company’s Annual Report on Form 10-K for the year ended February 25, 2006 is included with this Proxy Statement.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of the Class 3 director to serve until the 2009 Annual Meeting of Shareholders, shareholders may vote in favor of the nominee or withhold their votes as to the nominee. With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy in which no direction is specified will be voted in favor of each of the matters to be considered.

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

By Order of the Board of Directors,

Joseph E. Pennington
Chief Executive Officer

June 15, 2006
Minneapolis, Minnesota

APPENDIX A

CHRISTOPHER & BANKS CORPORATION
2006 EQUITY INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)    “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b)    “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)    “Award” shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

(d)    “Change in Control” shall mean:

(i)     the occurrence of an acquisition by an individual, entity or group (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an “Acquisition”) that is thirty percent (30%) or more of the Company’s then outstanding voting securities;

(ii)    at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election to the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority thereof;

(iii)   the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company’s voting securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company’s voting securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(iv)   the sale or other disposition of all or substantially all of the assets of the Company;

(v)    the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vii)  the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

(d)    “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(d), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(e)    The “Company” shall mean Christopher & Banks Corporation, a Delaware corporation.

(f)     “Fair Market Value” as of any date shall mean (i) if such stock is listed on the New York Stock Exchange, any other established stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the New York Stock Exchange, any other established stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(g)    The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.

(h)    “Option” means a nonqualified stock option granted pursuant to the Plan.

(i)     “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(j)     The “Participant” means (i) a non-employee director of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 9; (ii) a non-employee director of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 10; (iii) a non-employee director of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 11; or (iv) a non-employee director of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 12.

(k)    “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 11 hereof.

(l)     “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. Performance Objectives may include, but shall not be limited to, any one, or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

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(m)   “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(n)    “Performance Share” shall mean any grant pursuant to Section 11 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(o)    “Performance Unit” shall mean any grant pursuant to Section 11 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(p)    The “Plan” means the Christopher & Banks Corporation 2006 Equity Incentive Plan For Non-Employee Directors, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(q)    “Restricted Stock Award” or “Restricted Stock Unit Award” shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 10 hereof.

(r)     “Stock,” “Option Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for Options and Awards pursuant to this Plan.

(s)    “Stock Appreciation Right” shall mean a grant pursuant to Section 12 hereof.

(t)     A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the engagement and retention of competent directors and by furnishing incentive to directors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of “nonqualified stock options” pursuant to Section 9 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 10 of this Plan; through the granting of Performance Awards pursuant to Section 11 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 12 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any Awards granted prior to the date this Plan is approved by the shareholders of the Company shall be expressly subject to receipt of such approval.

SECTION 3.
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

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SECTION 4.
ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those non-employee directors of the Company or of any Affiliate to whom Awards shall be granted under this Plan. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Three Hundred Thousand (300,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, whether such shares are withheld by the Company upon exercise of the Award or are tendered by the Participant from previously owned shares; and (v) shares of Stock covered by an Award to the extent the Award is settled in cash.

4

SECTION 7.
DURATION OF PLAN

Awards may be granted pursuant to the Plan from time to time during a period of ten (10) years after the effective date of the Plan.

SECTION 8.
PAYMENT

Participants may pay for shares upon exercise of Options or Stock Appreciation Rights granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option or Stock Appreciation Right granted to the Participant or upon any exercise of the Option or Stock Appreciation Right by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 9 shall be evidenced by a written nonqualified stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. The option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

(b)    Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. If the Stock Option is not exercisable immediately, the Administrator may accelerate the exercisability of any Stock Option granted hereunder in the event of the death or disability of the Participant or provide for such acceleration in the Option Agreement.

(c)    Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or

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partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

(d)    No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

(e)    Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 13 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

(f)     Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement,” as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

(b)    Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification. The Administrator may accelerate the lapse of the risks of forfeiture in the event of the death or disability of the Participant or provide for such acceleration in the Restricted Stock Agreement or the Restricted Stock Unit Agreement.

(c)    Issuance of Shares; Rights as Shareholder.

(i)     With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall hold such certificate as custodian for the Participant until the risks of forfeiture applicable to the certificate have lapsed, at

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which time the Company shall deliver the certificate to the Participant. The Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(ii)    With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the restricted stock units. The Administrator may, in its sole discretion, pay restricted stock units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)    Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

(e)    Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 11 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)    Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. The Administrator may accelerate the earning or vesting of the shares or monetary award subject to a Performance Award in the event of the death or disability of the Participant or provide for such acceleration in the Performance Award Agreement.

(b)    Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

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(i)     the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)    one or more Performance Objectives established by the Administrator;

(iii)   the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)   the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)    the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)    Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(d)    No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

(e)    Other Provisions. The Performance Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right granted pursuant to this Section 12 shall be evidenced by a written stock appreciation right agreement (the “Stock Appreciation Right Agreement”). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

(a)    Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. The specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)    Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. The manner of exercise of such Stock Appreciation Right shall be specified in the Stock Appreciation Right Agreement. If a Stock

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Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder in the event of the death or disability of the Participant or provide for such acceleration in the Stock Appreciation Right Agreement.

(c)    Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

(d)    No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

(e)    Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 13 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the exercise price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

(f)     Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 13.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

(a)    the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

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(b)    the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c)    that Participants holding outstanding Options and Stock Appreciation Rights receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction with a value equal to the excess of the Fair Market Value of the Stock subject to such Option or Stock Appreciation Right on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights;

(d)    that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction with a value equal to the Fair Market Value of the Stock subject to such Awards on the date immediately preceding the effective date of such transaction;

(e)    the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f)     the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

(g)    the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

The Board may condition any acceleration of exercisability or other right to which Participant is not entitled upon any additional agreements from Participant, including, without limitation, a Participant agreeing to additional restrictive covenants (e.g., confidentiality, noncompetition, non-solicitation, non-circumvention, etc.) and Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company’s business or related assets for substantially the same base salary for a period of up to six months.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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SECTION 14.
INVESTMENT PURPOSE

No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

(a)    In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)    In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option or Stock Appreciation Right and the date on which such Option or Stock Appreciation Right must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options, Stock Appreciation Rights or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c)    In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 14.

SECTION 15.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of

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Participants eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 16.
NO OBLIGATION TO EXERCISE OPTION

The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

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APPENDIX B

CHRISTOPHER & BANKS CORPORATION
2006 SENIOR EXECUTIVE INCENTIVE PLAN

SECTION 1.
NAME

The Christopher & Banks Corporation 2006 Senior Executive Incentive Plan (the “Plan”).

SECTION 2.
PURPOSE

The purpose of the Plan is to motivate and reward that individual who is serving as the Chief Executive Officer (the “CEO”) of Christopher & Banks Corporation (the “Company”) and the individuals who are part of the senior executive staff as designated by the Compensation Committee of the Board of Directors (collectively, the “Participants”) who are likely to be “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code. Under the Plan, the Participants may be awarded for each fiscal year a performance bonus, described in Section 4 hereof, which is intended to constitute “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code

SECTION 3.
DEFINITIONS

“Affiliated Company” means any company controlling, controlled by, or under common control with the Company.

“Award” means a cash payment subject to the provisions of the Plan.

“Board” means the Board of Directors of Christopher & Banks Corporation, a Delaware corporation.

“Committee” means the Compensation Committee of the Board, which shall consist of not less than three (3) members of the Board each of whom is a “disinterested person” as defined in Securities and Exchange Commission Rule l6b-3(c)(2)(i), or as such term may be defined in any successor regulation under Section 16 of the Securities Exchange Act of 1934, as amended. In addition, each member of the Committee shall be an outside director within the meaning of Section 162(m) of the Code.

“Company” means Christopher & Banks Corporation, a Delaware corporation, its successors and assigns and any corporation which shall acquire substantially all its assets.

“Determination Date” means as to a Performance Period: (1) the first day of the Performance Period, or (2) such other date set by the Committee provided such date will not jeopardize the Plan’s Award to an Officer as performance-based compensation under Section l62(m) of the Code.

“Disability” means a permanent or total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time-to-time.

“Fiscal Year” means a fiscal year of the Company (currently comprised of a 52/53 week fiscal year which ends on the Saturday nearest to February 28).

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute of similar import.

“Maximum Award” means as to any Participant for any Performance Period the amount of $2.5 million. The Maximum Award is the maximum amount which may be paid to a Participant for any Performance Period.

“Officer” means an officer employed by the Company or an Affiliated Company.

“Participant” means an Officer of the Company who has been approved for participation in the Plan by the Committee for that Performance Period. Participation in the Plan precludes the Officer from participation in the Christopher & Banks Performance Incentive Award Plan.

“Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 4 below in order to determine the Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

“Performance Goal” means achievement of a target level of pretax earnings of the Company determined in accordance with generally accepted accounting principles but prior to the accrual or payment of any Award and excluding the impact (whether positive or negative) thereon of any change in accounting standards or extraordinary, unusual or nonrecurring item, as determined by the Committee.

“Performance Period” means the Fiscal Year.

SECTION 4.
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

4.1    Selection of Participants. On or prior to the Determination Date, the Committee, in its sole discretion, shall select the Officers of the Company who shall be Participants for the Fiscal Year. Participation in the Plan is in the sole discretion of the Committee, and on a Fiscal Year by Fiscal Year basis. Accordingly, an Officer who is a Participant for a given Fiscal Year in no way is guaranteed or assured of being selected for participation in any subsequent Fiscal Year or Years.

4.2    Determination of Performance Goals. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Fiscal Year. Such Performance Goals shall be set forth in writing.

4.3    Determination of Payout Formula. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula for purposes of determining the Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Award if the Performance Goals for the Performance Period are achieved. Notwithstanding the preceding, no participant’s Award under the Plan may exceed his or her Maximum Award.

4.4    Determination of Awards. After the end of each Fiscal Year, the Chief Financial Officer of the Company shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Fiscal Year were achieved or exceeded. The Committee shall in turn certify in writing the extent to which the Performance Goals applicable to each Participant for the Fiscal Year were achieved or exceeded. The Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, (a) if a Participant terminates employment with the Company prior to the last day of the Performance Period for a reason other than Disability or death, he or she shall not be entitled to the payment of an Award for the Fiscal Year, and (b) if a Participant terminates employment with the Company prior to the last day of the Performance

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Period because of Disability or death, the Committee shall reduce his or her Award proportionately based (by the number of days) on the date of termination.

SECTION 5.
PAYMENT OF AWARDS

5.1    Right to Receive Payment. Each Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

5.2    Eligibility of Participant. Unless otherwise specifically determined by the Committee, a Participant will be entitled to payment of an Award only if the Participant is an Officer on the last day of the Performance Period.

5.3    Timing of Payment. Payment of each Award shall be made by the 15th day of the third month following the end of the Fiscal Year during which the Award was earned; provided, however, if due to unforeseen circumstances, the payment of an Award would be administratively impractical or jeopardize the Company’s solvency, such Award amounts will be made as soon as reasonably practical.

5.4    Form of Payment. Each Award normally shall be paid in cash (or its equivalent) in a single lump sum.

5.5    Payment in the Event of Death. If a Participant dies prior to the payment of an Award earned by him or her for a prior Fiscal Year, the Award shall be paid to his or her estate.

SECTION 6.
ADMINISTRATION

6.1    Administrator. The Plan shall be administered by the Committee.

6.2    Committee Authority. The Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan, consistent with qualification of the Plan as performance-based compensation under Internal Revenue Code Section 162(m). Such administration shall include, but not be limited to, (i) authority to select Participants, (ii) determination of the Performance Goals and (iii) certification that all of the Performance Goals and other material terms of the Plan have been met. For each Performance Period, all action by the Committee shall be taken by the Determination Date. The Committee is not obligated to pay out the maximum Awards determined pursuant to Section 4 above and will retain sole negative discretion to reduce the amount of any Award otherwise payable under the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all persons, and shall be given the maximum deference permitted by law.

6.3    Tax Withholding. The Company shall withhold all applicable taxes from any payment, including any federal, foreign, state, and local taxes.

SECTION 7.
GENERAL PROVISIONS

7.1    Nonassignability. A Participant shall have no right to assign or transfer any interest under this Plan.

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7.2    No Effect on Employment. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other rights upon any Participant for the continuation of his or her employment for any Fiscal Year or any other period. Generally, employment with the Company is on an “at will” basis only. Except as may be provided in an employment contract with the Participant, the Company expressly reserves the right, which may be exercised at any time and without regard to when during a Fiscal Year such exercise occurs, to terminate any individual’s employment without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

7.3    No Individual Liability. No member of the Committee or the Board, or any officer of the Company, shall be liable for any determination, decision or action made with respect to the Plan or any Award under the Plan unless such person was engaged in willful misconduct or gross negligence.

7.4    Severability; Governing Law. If any provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision has been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, with the exception of Delaware’s conflict of laws provisions.

7.5    Affiliates of the Company. Requirements referring to employment with the Company or payment of awards may, in the Committee’s discretion, be performed through the Company or any affiliate of the Company.

SECTION 8.
AMENDMENT AND TERMINATION

The Board, in its sole discretion, may alter, amend or terminate the Plan for future Performance Periods at any time and for any reason; provided, however, that if and to the extent required to ensure the Plan’s qualification under Code Section 162(m) as “performance-based compensation,” any such amendment shall be subject to shareholder approval.

SECTION 9.
EFFECT ON OTHER PLANS

The adoption of the Plan shall not affect any other equity or other compensation or incentive plan in effect for the Company or any Affiliated Company, and the Plan shall not preclude the Company’s Board of Directors from establishing any other forms of incentive compensation for Officers.

SECTION 10.
EFFECTIVE DATE

The Plan shall be effective as of March 1, 2006, subject to approval and modification by the Company’s stockholders no later than August 31, 2006.

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CHRISTOPHER & BANKS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, July 26, 2006
3:00 p.m.

Fredrikson & Byron
40th Floor, U.S. Bank Plaza
200 South Sixth Street
Minneapolis, Minnesota

Christopher & Banks Corporation 2400 Xenium Lane North, Plymouth, Minnesota 55441	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Joseph E. Pennington and Andrew K. Moller, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”) in the name of the undersigned, to attend the Annual Meeting of Shareholders of Christopher & Banks Corporation (the “Company”) to be held at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota on Wednesday, July 26, 2006 at 3:00 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Christopher & Banks Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 4.

1.	Elect Class 3 Director:

	01 James J. Fuld, Jr.	☐	Vote FOR nominee		☐	Vote WITHHELD from nominee

2.	Approve the 2006 Equity Incentive Plan for Non-Employee Directors	☐	For	☐	Against	☐	Abstain

3.	Approve the 2006 Senior Executive Incentive Plan	☐	For	☐	Against	☐	Abstain

4.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered accounting firm for the fiscal year ending March 3, 2007	☐	For	☐	Against	☐	Abstain

5.	In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box	☐	Date:	, 2006
Indicate changes below:

Signature(s) in Box

Please sign exactly as name(s) appears on proxy. If held in joint tenancy or as community property, all holders must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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